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                                                                 EXHIBIT 10.1

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                                       OF
                                LEO ROSENBERGER


      THE AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made as of this First day of June, 1999 by and between GARGOYLES, INC., a Washington corporation (the "Company"), and LEO ROSENBERGER ("Employee").

                                    RECITALS

      A. The Company and Employee are parties to that certain Employment Agreement dated as of February 1, 1998, which was amended by that certain
Amendment to Employment Agreement dated March 31, 1999 (the "Employment Agreement"); and

      B. The Company and Employee desire to further amend the Employment Agreement in accordance with the terms hereof.

                                   AGREEMENT

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   TERM.
          ----
           The term of the Employment Agreement set forth in Section 3 of the Employment Agreement shall continue until the earlier of (i) the date upon which Employee ceases to be the Chief Executive Officer of the Company, or (ii) January 31, 2000; each of the dates described in (i) and (ii) being referred to herein as the "Expiration Date."

     2.   NO OTHER AMENDMENTS.
          -------------------
           The terms and provisions of this Employment Agreement are hereby ratified and confirmed and remain in full force and effect except as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Employment Agreement as of the date first above written.


GARGOYLES, INC.

    /s/ Paul S. Shipman
By--------------------------------------
   Paul S. Shipman, Member of the Board
   of Directors of Gargoyles, Inc.



/s/ Leo Rosenberger
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LEO ROSENBERGER